SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2004

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(208) 667-3511

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On June 3, 2004, Couer d’Alene Mines Corporation, an Idaho corporation (the “Company”), announced that it had increased the consideration offered in connection with its previously announced proposal to enter into a business combination transaction with Wheaton River Minerals Ltd. The information contained in the Company’s press release dated June 3, 2004, in connection with the announcement is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 5 by reference.

     The offer to increase the consideration was made pursuant to a letter dated June 3, 2004, from Dennis E. Wheeler, Chairman and Chief Executive Officer of the Company, to Ian Telfer, Chairman and Chief Executive Officer of Wheaton River, a copy of which is included as Exhibit 99.2 to this Form 8-K and incorporated into this Item 5 by reference.

ITEM 7. EXHIBITS.

     (c) Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued June 3, 2004.
99.2	Letter dated June 3, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: June 3, 2004	By:	/s/ James A. Sabala

Name: James A. Sabala Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued June 3, 2004.
99.2	Letter dated June 3, 2004.